                                                                   EXHIBIT 10.94

Order No.
Escrow No.
Loan No.



WHEN RECORDED MAIL TO:

Hunter's Ridge Investment Partners
c/o Thomas E. Gibbs, Jr.
79 West 190th Street, Suite 400
Gardena,  CA  90248

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                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE

                    DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                  (LONG FORM)


This DEED OF TRUST, made                                           ,between

  INCO HOMES CORPORATION, a Delaware corporation      herein called TRUSTOR,

whose address is 1282 West Arrow Highway      Upland       California  91786
        (Number and Street)                    (City)        (State)

       ORANGE COST TITLE COMPANY, a California corporation, herein called TRUSTEE, and

  HUNTER'S RIDGE INVESTMENT PARTNERS, a California partnership, herein called BENEFICIARY, WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the City of Fontana
             County of San Bernardino     , State of California, described as:

       SEE EXHIBIT A ATTACHED HERETO AND INCORPORTED HEREIN.
           ---------



together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits for the purpose of securing
(1) payment of the sum of $473,972.60 with interest hereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein and (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

  To protect the security of this Deed of Trust, Trustor agrees:

  (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

  (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any ^^^ or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or ^^^^ option of Beneficiary the entire amount so collected or any part hereof may be released to Trustor. Such application or release shall not cure or waive ^^ any default or notice of default hereunder or invalidate any act done pursuant to such notice.

  (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee.

  (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all allowable expenses of this Trust.


(Personal Property Broker Law)         (continued on reverse side)
(Industrial Loan Law)

    Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay allowable expenses.

    (5) To pay immediately and without demand all allowable sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof.

B.  It is mutually agreed:

    (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

    (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

    (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

    (4) That upon written request of beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

    (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less allowance expenses of operation, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

    (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

    After the lapse of such time as may then be required by law following the recordation of said notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

    After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to the payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto. However, all costs, fees and expenses set forth in this paragraph shall not be applicable nor charged to the Trustor or his successor in interest.

    (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

    (8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    (9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

    (10) The term "allowable" as referred to in this Deed of Trust is defined as pertaining only to those charges, costs, and expenses as permitted under the "Personal Property Broker Law," or under the "Industrial Loan Law."

    The undersigned Trustor, requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at his address hereinbefore set forth.

                           (continued on next page)

===============================================================================
In accordance with Section 2924b, Civil Code, request is hereby made by the undersigned TRUSTOR that a copy of any Notice of Default and a copy of any Notice of Sale under the Deed of Trust recorded October 22, 1996 as Instrument
No. 96-390256, in Book      , Page      , Official Records of San Bernardino
County, California, as affecting the above described property, executer by as Trustor in which Independent Lending Corporation, a Delaware corporation is named as Beneficiary, and Orange Coast Title Company as Trustee, be mailed to Hunter's Ridge Investment Partners whose address is c/o Thomas E. Gibbs, Jr. 879 West 190th St., Suite 400, Gardena, CA 90248
(Number and Street)                (City)          (State) (Zip Code)

NOTICE: A copy of any notice of default and of any notice of sale will be sent only to the address contained in this recorded request. If your address changes, a new request must be recorded.
================================================================================


          Signature of Trustor                      Signature of Trustor

INCO HOMES CORPORATION,
a Delaware corporation
------------------------------------   ----------------------------------------

By: /S/ Ira C. Norris
------------------------------------   ----------------------------------------
    Ira C. Norris
    President

STATE OF CALIFORNIA                }
COUNTY OF     SAN BERNARDINO       }ss.
         --------------------------}
On  Nov. 14, 1997                   before me,  LESLIE ADKISON, NOTARY PUBLIC,
  ---------------------------------            ------------------------------
personally appeared  IRA C. NORRIS                                           ,
                   ----------------------------------------------------------
personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS, my hand and official seal.

Signature  /s/ Leslie Adkison                          [Seal of Notary Public]
         ----------------------------


DO NOT RECORD                                   REQUEST FOR FULL RECONVEYANCE

TO FIRST FIDELITY NATIONAL INSURANCE COMPANY, TRUSTEE:

  The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

  Dated
       ---------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

Please mail Deed of Trust,
Note and Reconveyance to
                          ------------------------------------------------------

Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

                                   EXHIBIT A
                                   ---------

THE REAL PROPERTY SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN BERNARDINO AND DESCRIBED AS FOLLOWS:


LOTS 1 THROUGH 42 INCLUSIVE OF TRACT NO. 14571-1, IN THE CITY OF FONTANA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 263, PAGES 41 THROUGH 46 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES, AND ALL UNDERGROUND WATER IN, ON, UNDER OR WHICH MAY BE PRODUCED FROM THE PROPERTY WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE SURFACE OF THE PROPERTY FOR THE PURPOSES OF PROSPECTING AND EXPLORING FOR THE DEVELOPMENT, PRODUCTION, EXTRACTION AND TAKING OF SAID MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER FROM THE PROPERTY BY MEANS OF MINES, WELLS, DERRICKS AND/OR OTHER EQUIPMENT FROM SURFACE LOCATIONS ON ADJOINING OR NEIGHBORING LAND OR LYING OUTSIDE OF THE PROPERTY, IT BEING UNDERSTOOD THAT THE OWNER OF SUCH MINERALS, OIL, GAS PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER, AS SET FORTH ABOVE, SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY, NOR TO USE THE PROPERTY OR ANY PORTION THEREOF ABOVE SAID PLANE PARALLEL TO, AND 500 FEET BELOW THE SURFACE OF THE PROPERTY FOR ANY PURPOSE WHATEVER, AS RESERVED BY FIRST CITY/HUNTER'S RIDGE LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, BY DEED RECORDED OCTOBER 22, 1996 AS INSTRUMENT NO. 96-390252 OF OFFICIAL RECORDS.